Exhibit 99.3

MULTI-LINE REINSURANCE & INSURANCE PROPERTY   PROPERTY CATASTROPHE SPECIALTY LINES   SHORT-TAIL CASUALTY

SAFE HARBOUR STATEMENT This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to Flagstone’s: growth in book value per share or return on equity; business strategy; financial and operating targets or plans; incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; expansion and growth of our business and operations; and future capital expenditures. These statements are based on certain assumptions and analyses made by Flagstone in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: the risks described in our Annual Report or Form 10-Q; claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; the continued availability of capital and financing; general economic, market or business conditions; business opportunities (or lack thereof) that may be presented to it and pursued; competitive forces, including the conduct of other property and casualty insurers and reinsurers; changes in domestic or foreign laws or regulations, or their interpretation, applicable to Flagstone, its competitors or its clients; an economic downturn or other economic conditions adversely affecting its financial position; recorded loss reserves subsequently proving to have been inadequate; other factors, most of which are beyond Flagstone’s control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Flagstone will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Flagstone or its business or operations. Flagstone assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

PRESENTERS Mark Byrne Executive Chairman David Brown Chief Executive Officer Gary Prestia Chief Underwriting Officer - North America Guy Swayne CEO, Flagstone Réassurance Suisse SA & Chief Underwriting Officer - International Patrick Boisvert Chief Financial Officer Brenton Slade Chief Marketing Officer & Director of Investor Relations

FSR EXECUTIVE MANAGEMENT TEAM BRENTON SLADE Chief Marketing Officer & Director of Investor Relations 13 years industry experience Prior experience: Director of Business Development: West End Capital Management Vice President: Agora Capital (XL Capital affiliate)

AGENDA

TIME	DISCUSSION	PRESENTER
12:30pm	Registration begins	
1:00pm	Welcome & Company Intro	Brenton Slade
1:05pm	The Flagstone Difference	Mark Byrne
1:30pm	Flagstone's Underwriting Philosophy	David Brown
2:00pm	Refreshment Break	
2:15pm	North American Underwriting Review & Market Update	Gary Prestia
2:35pm	International & Specialty Lines Underwriting Review & Market Update	Guy Swayne
2:55pm	Financial Review	Patrick Boisvert
3:15pm	So what does all this mean to you? Closing commentary	Mark Byrne
3:35pm	Q & A	
4:00pm	Cocktail Reception	

FLAGSTONE RE

FSR EXECUTIVE MANAGEMENT TEAM MARK BYRNE Executive Chairman 22 years industry experience Prior experience: Chairman: West End Capital Management Director: White Mountains, Terra Nova, Markel Significant Capital Markets experience - Salomon Brothers, Credit Suisse, Lehman Brothers

ABOUT US History: Formed in Dec 05 IPO - April 07 Listed on NYSE & BSX Acquisitions: Island Heritage Imperial Re/ FSR Africa Alliance Re/ FSR Alliance Lloyd’s - Syndicate 1861 Today: $1.3B Underwriting Capital 500 + employees 13 offices in 12 countries Operating Company and capital in Switzerland

FSR STRATEGY & OBJECTIVES OUR STRATEGY Leverage our global operating platform Lead the industry in the utilization of proprietary analytics Expand our strong broker and customer relationships through industry leading service Employ our capital markets expertise to optimize our return and expand our opportunities Communicate proactively and effectively with the investor community. Maintain an energetic culture that continuously challenges best practices OUR OBJECTIVES Grow diluted book value per share Obtain and maintain “A” level ratings from multiples agencies

OUR CURRENT POSITION Clean, conservative investment portfolio No exposure to potential casualty problems: -D&O, E&O, Financial institutions Hard market for short-tail property, property cat & specialty lines Profit from problems of competitors Very scalable operating capabilities Ability to underwrite worldwide

THE FLAGSTONE DIFFERENCE Consider the Flagstone difference…. GLOBAL PLATFORM Unique, efficient, and scalable TECHNOLOGY Cutting-edge analytics for superior risk analysis and industry-leading customer service DIVERSIFICATION Balanced, conservative and strategic

THE FSR DIFFERENCE - GLOBAL PLATFORM THROUGH THE EFFICIENCY OF OUR GLOBAL PLATFORM, FLAGSTONE IS ABLE TO: Source more risks, and be more selective in the risks we choose Offer fast, efficient service to clients 24 hours a day. Respond rapidly to submissions Penetrate local markets - source business that wouldn’t typically be directed to larger markets Retain more professional talent in comparison to companies several times our size Leverage low cost jurisdictions - cost efficiencies to analyze ALL risks.

THE FLAGSTONE DIFFERENCE - TECHNOLOGY WHERE TECHNOLOGY MEETS UNDERWRITING Entire company integrated through technology Centralized underwriting systems and controls - single system Fully integrated work flow, underwriting & risk management system Combination of commercial models and in-house analytics to effectively control, monitor and analyze risks Real-time portfolio simulation and analysis Marginal pricing analysis & underwriting Assess capital adequacy relative to internal risk tolerance and regulatory criteria

THE FLAGSTONE DIFFERENCE - ANALYTICS MOSAIC Loss portfolio analysis Optimization of exposures by risk Assess capital adequacy Risk tolerance Regulatory criteria QUARTZ Additional proprietary view of risks Considers additional load factors Higher quality and more comprehensive risk analysis CYCLONE Large volumes of risk Quicker & more efficient results

THE FLAGSTONE DIFFERENCE - ANALYTICS DATA SOURCES RMS Risk Management Solutions A I R EOE Investment Analysis Systems MOSAIC Database Engine PROPRIETARY ANALYTICS Mosaic Pricing Model (MPM) Mosaic Loss Portfolio (MLP) Mosaic Dynamic Risk Model (MDRM) MOSAIC PRICING MODEL Identify attractive opportunities by stand-alone pricing MOSAIC LOSS PORTFOLIO Optimize exposures by risk zone from real-time marginal pricing simulations MOSAIC DYNAMIC RISK MODEL Firm-wide dynamic simulation Attractive risk adjusted return on capital

THE FSR DIFFERENCE - DIVERSIFICATION WE DIVERSIFY BY: Lines of Business Growing specialty lines Moving towards: 50% Property Cat/ 50% Specialty Geographically New offices Talented teams Strategic acquisitions

TURNING THE DIFFERENCE INTO RESULTS How do these differences help our clients & shareholders? Superior loss ratio Industry-leading service Shareholder value

FSR EXECUTIVE MANAGEMENT TEAM DAVID BROWN Chief Executive Officer & Deputy Chairman 26 years industry experience Prior experience: Chairman: Merastar Insurance CEO: Centre Solutions (Bermuda) Partner: Ernst & Young

FSR’S UNDERWRITING PHILOSOPHY Diversification globally Diversification allows for premium leverage Premium leverage lessens per event losses More frequent small losses but better annual loss ratio Allocate capital tactically Select best clients/blue chips LOB that we understand and can make use of our toolset SERVICE

UNDERWRITING PHILOSOPHY DIVERSIFICATION Core Zone Net Aggregates in force at April 1, 2009 0 200 400 600 800 Australasia Japan WS Japan EQ UKWind WEurope Wind Europe EQ Northeast US WS MidAtlantic US WS Southeast US WS Florida WS Gulf US WS Texas WS New Madrid US EQ California (A) San Fran EQ California (B) LA EQ Pacific Northwest US EQ Balanced portfolio with significant international exposures - Not a BIG reliance on US Wind 45% US, 55% International Limit on zonal exposures to mitigate large event losses 60% of underwriting capital Analyze large amounts of risk - selective on the risks we choose

UNDERWRITING PHILOSOPHY DIVERSIFICATION GROSS PREMIUMS WRITTEN BY GEOGRAPHIC AREA For the period April 1st, 2008 - March 31st, 2009 North America 45.1% $406,737 Europe 12.2% $110,138 Worldwide Risks 23.1% $207,725 Caribbean 9.3% $83,851 Japan & Australasia 5.6% $50,492 Other 4.7% $42,185 GLOBALLY DIVERSIFIED GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS For the period April 1st, 2008 - March 31st, 2009 Property Catastrophe 54.8% $493,673 Property 14.1% $127,646 Short-Tail Specialty & Casualty 22.8% $205,265 Insurance 8.3% $74,544 MULTI-LINE

UNDERWRITING PHILOSOPHY RISK MANAGEMENT Monitor zonal loss limits as % of capital per zone Monitor exposures in adjacent combined zones Per risk (cedant/layer) Per event (1st event, 2nd event, aggregate) Per occurrence loss estimates Identifying potential loss scenarios Comparing & selecting risks Conservative Methodology As at 31 March, 2009: 1 in 100 PML of $236M 1 in 250 PML of $311M

UNDERWRITING PHILOSOPHY SERVICE Utilize proprietary technology and global talent to provide comprehensive risk analysis and support to clients Rapid turnaround and response Provide lead quote & price Extend large capacity for risks we like Visit frequently - local professionals

UNDERWRITING PHILOSOPHY SERVICE Entire submission, underwriting & accounting process integrated in systems Rigorous peer reviews Differing levels of authorization Fully SOX compliant

UNDERWRITING PHILOSOPHY QUALITY PORTFOLIO Partner with Blue Chip Companies Prefer Regional exposures vs. National exposures Residential property vs. Commercial property Prefer XOL vs. Proportional Approx 86% XOL Generally conservative loss estimates Detailed cedant exposure: Detailed data resolution vs. aggregate resolution data 93% for US, 97.5% for Europe

UNDERWRITING PHILOSOPHY REINSURANCE Traditionally mainly net writer Current 80% net retention ratio Specific purchases to support business expansion Guideline on min rating of A- Collateralization if below A-

PERFORMANCE: PEER ANALYSIS 80% 70% 60% 50% 40% 30% 20% 10% 0% IPCR RNR MRH AWH FSR VR LRE ENH PRE AXS AHL MXGL 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% IPCR FSR VR LRE AHL RNR ENH PRE MRH AXS AWH MXGL Source: Company reports based on public company data 2008 UNDERWRITING PROFITABILITY - LOSS RATIO (as reported) 2008 UNDERWRITING PROFITABILITY - LOSS RATIO (ex releases)

PERFORMANCE: PEER ANALYSIS 2008 DILUTED BOOK VALUE (ex investment returns & dividends) CHANGE IN DBV 2008 GROWTH TOP‐LINE GROWTH (ex -RP) 6% 4% 2% 0% -2% -4% -6% -8% AWH FSR AXS LRE AHL ENH RNR MRH VR IPCR PRE MXGL 40% 30% 20% 10% 0% -10% -20% -30% VR FSR MXGL ENH AHL PRE AWH AXS RNR MRH IPCR LRE Source: Company reports based on public company data

PERFORMANCE: PEER ANALYSIS 2008 DIVERSIFICATION & USE OF CAPITAL NET HURRICANE LOSSES TO CAT PREMIUMS 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% MXGL FSR RNR AWH MRH IPCR ENH VR LRE AHL PRE AXS 2008 NET HURRICANE (IKE/GUSTAV) LOSSES (millions of USD) $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 MXGL AWH FSR MRH ENH IPCR LRE AHL VR PRE RNR AXS Source: Company reports based on public ompany data

PERFORMANCE: PEER ANALYSIS 3 YEAR ANALYSIS UNDERWRITING PROFITABILITY LOSS RATIOS (as reported) 80% 70% 60% 50% 40% 30% 20% 10% 0% IPCR LRE FSR MRH RNR VR ENH AXS PRE* AHL AWH MXGL *Loss ratio for non-life segment ** Calculated as a straight average of 3 ratios Source: Company reports based on public company data

FSR EXECUTIVE MANAGEMENT TEAM GARY PRESTIA Chief Underwriting Officer, North America 24 years industry experience Prior experience: CEO: Alea North America President: Converium North America Senior Vice President: Transatlantic Re

NA UNDERWRITING PHILOSOPHY Underwrite NA Cat in Bermuda - one team, highly coordinated Selectively deploy capital in most attractive market - US Property Cat Understand our clients business Favour long term clients - reinsurance purchase is a “must buy” vs. “opportunistic buy” Quality book - underwrite for profit margin/ROE, not premium Industry leading service fosters satisfaction, loyalty/sustainability

NA UNDERWRITING APPROACH Become top choice of brokers & clients by providing: High level of technical expertise in risks we write Rapid & informed quoting Large capacity within our Underwriting guidelines on the high quality clients we target Clear and timely response on submissions of business we will & will not write - a quick “no” is appreciated Consistent approach - know what to expect from us Favorable broker feedback - within a tight range of final pricing on business we quote

NA PORTFOLIO Profitable results since inception Q1 09 NA Premiums up by 31.6% Strong 6/1 renewals High teens increase in rates at June 1 North American portfolio - aggregate exposures similar to 08 Expect solid 7/1 renewals

NA MARKET UPDATE Hardening US Property cat reinsurance market first half of 2009 due to: IKE development Severity of global financial crisis and investment results Difficulties of major market participants - desire to syndicate placement Rating agency pressures FHCF’s $2bn reduction in TICL = growth in Florida demand TWIA Assessment = greater exposure to Texas companies Reduced sidecar and hedge fund capacity

NORTH AMERICA OPPORTUNITIES Developed profitable & maturing US Property portfolio Opportunity to refine and optimize mix by program Re-evaluate core clients and brokers Meet with clients prior to renewal Remain nimble in accessing market opportunities - “Live cat” and post-event covers Continue to profitably grow as we have done for past 3½ years

FSR EXECUTIVE MANAGEMENT TEAM GUY SWAYNE Chief Executive Officer Flagstone Réassurance Suisse SA & CUO, International 22 years industry experience Prior experience: CUO: ACE Tempest Reinsurance Ltd. EVP: ACE Financial Solutions International

INTERNATIONAL UNDERWRITING APPROACH Targeted core clients = foundation for portfolio Focus on service level to brokers & clients Leveraged Bermuda Cat business to expand other relationships and develop Specialty Lines Focus on territories and LOB with best returns Internal coordination

LOCATIONS, TEAMS & LOB Bermuda International Catastrophe Team Strong analytical & model knowledge Understand the models - not rely on them Strong relationships = targeted business Quoting market status with superior technical response plus large capacity Private deals enhance relationships with improved returns Consistent approach - well received by clients and brokers

LOCATIONS, TEAMS & LOB FLAGSTONE SUISSE SA (MARTIGNY) 2008 established as European Reinsurer 2009 excellent development : Improved service level Notable breakthrough in German direct market Complements Bermuda with focus on proportional, risk & local markets Current offer to bind ratio of approximately 15% or less Optimistic for next year’s renewals with Competitor problems driving greater Reinsurer diversification

LOCATIONS, TEAMS & LOB FLAGSTONE RE AFRICA (ex IMPERIAL RE) Experienced Managing Director 20 yrs in local market Strong team New local reinsurer backed by Parent rating & Group capacity Focused plan - ahead of expectations after 5 months July 1’s look promising: Many terms & conditions tightened Current offer to bind ratio of approximately 25% Drive for Reinsurer diversification - gaining opportunities at expense of others Focus on service to clients

LOCATIONS, TEAMS & LOB FLAGSTONE PUERTO RICO Experienced & technical team - locals from Latin American region - key to be seen as local to nurture relationships 1/09 first real renewal season in tough market conditions - signs of improving conditions Current offer to bind ratio of approximately 12% Opportunity - Reinsurer diversification

LOCATIONS, TEAMS & LOB FLAGSTONE RE DUBAI/FLAGSTONE ALLIANCE CYPRUS Engineering & Energy, current focus: Capacity needed Acceptable rates Flagstone expertise Focused plan with target clients & countries Current fire rates challenging Proportional leaders beginning to respond European passporting

SPECIALTY PORTFOLIO In force business at April 1, 2009 Agricultural 3% Aviation 21% Commercial Auto 9% Energy 8% Engineering 9% Industrial Aid 1% Marine 14% Marine & Energy 1% Offshore Energy 1% Personal Auto 2% Professional Liabilty 2% Space 14% Surety 1% Terrorism 4% Warranty 1% WC Cat 5% Less than 1% in Accident & Health, Casualty Clash, Fire, General Liability, Kidnap & Ransom, Marine - Cargo, Marine - Hull, Onshore Energy SPECIALTY LINES: Airline exposure down since January Selected Motor accounts Space portfolio consistent Terrorism - modest plan Energy & Engineering growing Marine - London focus

LLOYD’S PLATFORM BENEFITS: Global distribution & licenses Lloyd’s branding A+ Rating Further diversifying short-tail specialty lines Extended market reach Scalable platform Experienced team with deep relationships Efficient capital structure

LLOYD’S PLATFORM Specialist portfolio , short-tail insurance & reinsurance: marine, energy, aviation and XOL reinsurance Fee based services - Frameworks, Insurance Admin and Turnkey No legacy business 2008 - GPW of GBP 80m ($119m) 2009 - New Business for FSR Expect GPW of GBP 100m ($130/$140) Currency benefit - strengthening of $ Expected 2009 Business Mix Marlborough/Lloyd’s Syndicate 1861 Marine XOL 16.9% Offshore Energy 8.0% Hull 1.5% Cargo 2.6% Marine Liability 6.3% Engineering 12.1% Non-marine XOL 1.7% Property D&F 3.5% Property Binder 1.9% General Aviation 2.0% Specie 1.8% Livestock 0.3% Starr Alliance 1.4% Starr Aerospace 1.5% Starr Aviation Liability War 0.4% Starr Cargo 12.6% Starr Liability 3.9% Starr Tech 21.6% Source: Lloyd’s approved 2009 business plan for Syndicate 1861

2009 & 2010 PROSPECTS Global reach & high level of marketing activities Building solid reputation Seeing high volume of submissions Reinsurance rates improving Some regions & LOB already increased Cedants diversifying Reinsurer panel Already seeing benefits in Europe, Latin America & South Africa

FSR EXECUTIVE MANAGEMENT TEAM PATRICK BOISVERT Chief Financial Officer 14 years industry experience Prior experience: CFO: West End Capital Management Limited VP Fund Administration: BISYS Hedge Fund Services Limited

FINANCIAL SNAPSHOT Q1 Financial Highlights (in millions of U.S. dollars) Q1 2009 Q1 2008 Loss ratio 44% 29% Combined ratio 80% 67% Diluted Book value Growth 3.00% 1.80% Diluted Book value Growth ex-investments 3.20% 1.40% Net Premiums written to surplus 28% 18% Gross Premiums Written by LOB: Property Cat $ 209 $ 165 Property 43 19 Specialty 52 40 Lloyds 49 - Insurance 17 19 TOTAL GPW $ 370 $ 243 Global platform continues to generate quality premiums Loss Ratio (though higher than last year) - within long run expectations Premium leverage contributed to strong book value growth Recent acquisitions contribution to GPW: Lloyd’s $49M Alliance & Africa $24M

KEY METRIC - GROWTH IN DBV $16 $15 $14 $13 $12 $11 $10 $9 $8 +20.5% +16.8% -17.4% +3.0% 0.08 0.24 0.28 9.86 11.94 13.87 11.3 11.6 12/31/2005 12/31/2006 12/31/2007 12/31/2008 3/31/2009 Diluted Book Value per share Cumulative Dividends Annualized value creation since inception of 5.9% while suffering concurrently one of the worst investment years and one of the worst catastrophe years in history. Our Key metric is Growth in Diluted Book Value per share Represents the value creation Board sets the growth target annually

KEY METRIC - UNDERWRITING CONTRIBUTION Diluted Book Value Growth (Ex-Investments) 36% 32% 28% 24% 20% 16% 12% 8% 4% 0% -4% -8% -12% -16% 16.3 24.9 28.9 32.1 16.3 8.6 4.0 3.2 12.8 11.4 2.3 2.0 FSR Peers: Axis, Endurance, IPC Re, Lancashire, Montpellier, Ren Re, Validus Despite being only a “class of 2005” (therefore having a “ramp-up lag”) and without having any benefits of KRW reserves releases, we have outperformed our peers and believe this is a true reflection of the underwriting platform we have built. Better measure than combined ratio - factors premium leverage Superior core business results to our peers since inception due to: Diversification benefits Premiums/capital management Better risk calls

BALANCE SHEET HIGHLIGHTS $ in millions (except per share data) Mar 31 2009 Dec 31 2008 Dec 31 2007 Dec 31 2006 Investments & Cash $1,763 $1,710 $1,834 $1,019 Total Assets $2,472 $2,252 $2,104 $1,145 Loss Reserves $430 $412 $181 $23 Debt $265 $253 $265 $137 Shareholders’ Equity $1,024 $986 $1,210 $865 Underwriting Capital $1,289 $1,239 $1,475 $1,002 Diluted BV per share $11.60 $11.30 $13.87 $11.94 Robust balance sheet with strong liquidity position No long-tail writings Controlled financial leverage Underwriting capital of $1.3B

FSR EXECUTIVE MANAGEMENT TEAM MARK BYRNE Executive Chairman 22 years industry experience Prior experience: Chairman: West End Capital Management Director: White Mountains, Terra Nova, Markel Significant Capital Markets experience - Salomon Brothers, Credit Suisse, Lehman Brothers

INVESTMENTS CURRENT ALLOCATION - INVESTED ASSETS UST - Tips 20.6% UST (Ex-Tips) 13.9% *Sovereign bonds 16.5% Global Inflation Bonds 3.6% Corporates 15.5% Agencies 10.8% ABS/MBS 9.8% Cash & Cash Equivalents 4.6% Commodities 3.1% Others 1.6% Average duration: 2.4 years Average credit rating: AA+ *Sovereign Bonds - Ex-US & Supranationals October 2008 - de-risked the portfolio Conservative portfolio - expect to stay here for 2009 At 3/31/09 - 94% of our assets in high grade fixed income securities & cash no material exposure to sub prime or Alt A securities Lower current returns - focus on underwriting Stable capital base with whch to underwrite

THE FSR OPPORTUNITY Ideally positioned to take advantage of opportunities in the market High Quality book of business Adequate capital & strong balance sheet Systems, global locations & teams to provide: SHAREHOLDER VALUE (Investors) SERVICE (clients/brokers)

FSR GOING FORWARD Business continues to be attractive Hardening market 2009 Growth Plan: Renewals Increase participation on programs Develop new clients especially with arlborough Expand specialty business Global expansion Brazil

Q&A

MULTI-LINE REINSURANCE & INSURANCE PROPERTY   PROPERTY CATASTROPHE   SPECIALTY LINES   SHORT-TAIL CASUALTY FLAGSTONE REINSURANCE HOLDINGS LIMITED Crawford House, 23 Church Street, Hamilton, HM 11, Bermuda www.flagstonere.com